                                                                     EXHIBIT 4.1


 070867

          INCORPORATED UNDER THE LAWS                                                  COMMON STOCK
           OF THE STATE OF NEVADA
                                                     [PICTURE]                        PAR VALUE $.01

  THIS CERTIFICATE IS TRANSFERABLE                                                   CUSIP 961468 10 0
   IN NEW YORK, NY AND DENVER, CO                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                            WESTPORT RESOURCES CORPORATION

                 -----------------------------------------------------------------------------------
                     THIS CERTIFIES THAT



                  IN THE NAME OF
                 -----------------------------------------------------------------------------------


                       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                 Westport Resources Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this
                 Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
                    Witness the facsimile corporate seal and the facsimile signatures of its duly authorized officers.

                 DATED


                          /s/ DONALD D. WOLF              HOWARD L. BOIGON
                         CHAIRMAN OF THE BOARD            SECRETARY

          [SEAL]                                                                              [SEAL]

                         WESTPORT RESOURCES CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT- _________ Custodian __________
TEN ENT - as tenants by the entireties                           (Cust)              (Minor)
JT TEN  - as joint tenants with right                          under Uniform Gifts to Minors
          of survivorship and not as                           Act __________
          tenants in common                                        (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, ___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: __________

                     NOTICE:                   X
           THE SIGNATURE(S) TO THIS             --------------------------
           ASSIGNMENT MUST CORRESPOND                   (SIGNATURE)
           WITH THE NAME(S) AS WRITTEN
           UPON THE FACE OF THE CERTIFI-       X
           CATE IN EVERY PARTICULAR             ---------------------------
           WITHOUT ALTERATION OF ENLARGE-               (SIGNATURE)
           MENT OR ANY CHANGE WHATEVER

                                          THE SIGNATURE(S) MUST BE GUARANTEED
                                          BY AN ELIGIBLE GUARANTOR INSTITUTION
                                          (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                          ASSOCIATIONS AND CREDIT UNIONS WITH
                                          MEMBERSHIP IN AN APPROVED SIGNATURE
                                          GUARANTEE MEDALLION PROGRAM)
                                          PURSUANT TO SEC RULE 17A6 13
                                          ------------------------------------
                                          SIGNATURE(S) GUARANTEED BY: